As filed with the Securities and Exchange Commission on September 26, 2007

Securities Act File No. 2-78646 Investment Company Act File No. 811-3189

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 27 and/or	|X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 43 (Check appropriate box or boxes)	|X|

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust (Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address of Principal Executive Offices)

(800) 441-7762 (Registrant’s telephone number, including Area Code)

Robert C. Doll, Jr.
BlackRock Summit Cash Reserves Fund of
BlackRock Financial Institutions Series Trust
800 Scudders Mill Road
Plainsboro, New Jersey
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Counsel for the Fund: SIDLEY AUSTIN LLP 787 Seventh Avenue New York, New York 10019-6018 Attention: Frank P. Bruno, Esq.	Howard Surloff, Esq. BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, Delaware 19809

It is proposed that this filing will become effective (check appropriate box):
|X|	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

ALTERNATIVES   BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Summit Cash Reserves Fund
of BlackRock Financial Institutions Series Trust

Prospectus

September 26, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Key Facts
BlackRock Summit Cash Reserves Fund at a Glance	3
Risk/Return Bar Chart	5
Yield Information	6
Fees and Expenses	7

Details About the Fund
How the Fund Invests	9
Investment Risks	11
Statement of Additional Information	13

Your Account
How to Buy, Sell and Exchange Shares	14
Distribution and Service Plans	19
How Shares Are Priced	20
Dividends and Taxes	21
Electronic Delivery	22
Delivery of Shareholder Documents	22

Management of the Fund
BlackRock Advisors, LLC	23
Financial Highlights	26

For More Information
Shareholder Reports	Back Cover
Statement of Additional Information	Back Cover

Key Facts
BlackRock Summit Cash Reserves Fund at a Glance

IMPORTANT DEFINITIONS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Short Term Securities — securities that mature or reset to a new interest rate within 397 days (13 months).

U.S. Government Securities — debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States.

U.S. Government Agency Securities — debt securities issued or guaranteed as to principal and interest by U.S. Government agencies that are not direct obligations of the United States. Such securities may not be backed by the full faith and credit of the United States.

U.S. Government-Sponsored Enterprises — private corporations sponsored by the federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association or the Federal National Mortgage Association but are not backed by the full faith and credit of the United States.

What are the Fund’s investment objectives?

The investment objectives of the Fund are to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short term money market securities.

What are the Fund’s main investment strategies?

The Fund tries to achieve its objectives by investing in a diversified portfolio of U.S. dollar denominated money market securities. These securities consist primarily of short term securities, including U.S. Government securities, U.S. Government agency securities, securities issued by U.S. government-sponsored enterprises and U.S. government instrumentalities, bank obligations, commercial paper and repurchase agreements. The Fund may also invest in obligations of domestic and foreign banks and other short term debt securities issued by U.S. and foreign entities.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Foreign investing involves special risks including higher costs and the possibility of adverse political, economic and other developments. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is also subject to the following risks:

Credit Risk — the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities that Fund management selects will underperform the securities selected by other funds with similar investment objectives and investment strategies.

Share Reduction Risk — the risk that the Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

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IMPORTANT DEFINITIONS

U.S. Government Instrumentalities — supranational entities sponsored by the U.S. and other governments, such as the World Bank or the Inter-American Development Bank.

Repurchase Agreements — agreements under which a party sells securities to the Fund and at the same time agrees to repurchase the securities at a particular time and price.

Income Risk — The Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Repurchase Agreements — the Fund buys a security from another party, which agrees to buy it back at an agreed upon time and price. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.

Who should invest?

Shares of the Fund are offered to participants in the exchange program or exchange privilege. See “Your Account” below for more details.

The Fund may be an appropriate investment for you if you:

•	Are looking for current income and liquidity
•	Are looking for preservation of capital
•	Are investing with short term goals, such as for cash reserves

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Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Investor A shares for each of the past ten calendar years. The table shows the average annual total returns of the Fund for the periods shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 2.10% (quarter ended June 30, 1997) and the lowest return for a quarter was 0.10% (quarter ended March 31, 2004). The year-to-date return as of June 30, 2007 was 2.18%.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Five Years	Ten Years/ Life of Class

BlackRock Summit Cash Reserves Fuund

Investor A*	4.05%	1.84%	3.46%

Investor B*	3.26%	1.16%	2.31%**

*	Prior to October 2, 2006, Investor A shares were designated Class A shares and Investor B shares were designated Class B shares.
**	Inception date of Investor B shares is October 9, 1998.

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Yield Information

IMPORTANT DEFINITIONS

Yield — the amount of income generated by an investment in the Fund.

The yield on Fund shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments that pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call 1-800-441-7762.

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Fees and Expenses

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, that the Fund may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

The Fund offers two different classes of shares, which you can acquire only by exchange. Although your money will be invested the same way no matter which class of shares you acquire, there are differences among the fees and expenses associated with each class. Not everyone is eligible to acquire each class. If you acquire your shares of the Fund by exchange from Investor A or Institutional shares of a fund advised by the Manager or an affiliate or from shares of a Participating Fund that are subject to a front-end sales charge, you will receive Investor A shares of the Fund. If you acquire your shares of the Fund by exchange from Investor B or Investor C shares of a fund advised by the Manager or an affiliate or shares of a Participating Fund that are subject to a contingent deferred sales charge, you will receive Investor B shares of the Fund.

This table shows the different fees and expenses that you may pay if you acquire and hold each class of shares of the Fund. Future expenses may be greater or less than those indicated below.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Investor A	Investor B

Management Fees	0.50%	0.50%

Distribution (12b-1) Fees(a)	None	0.75%

Other Expenses (including transfer agency fees)(b)(c)	0.39%	0.47%

Total Annual Fund Operating Expenses(c)	0.89%	1.72%

(a)	The Fund is authorized to pay the Distributor a fee at an annual rate of 0.75% of the average daily net assets of Investor B shares each year under a distribution plan with respect to Investor B shares that the Fund has adopted under rule 12b-1 under the Investment Company Act of 1940, as amended.
(b)	PFPC Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Manager or its affiliates for such services.
(c)	During the fiscal year ended May 31, 2007, the Fund changed its methodology for calculating transfer agency fees. The Total Annual Fund Operating Expenses have been restated to reflect as if this change was in effect for the entire fiscal year.

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Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A	$ 91	$284	$493	$1,096

Investor B	$175	$542	$933	$2,030

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Details About the Fund
How the Fund Invests

ABOUT THE PORTFOLIO MANAGERS

The Fund is being managed by a team of financial professionals.

ABOUT THE MANAGER AND SUB-ADVISER

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Institutional Management Corporation. As used in this Prospectus, the term “Manager” includes the sub-adviser.

The Fund seeks current income, preservation of capital and liquidity available from investing in a diversified portfolio of short term money market securities.

Outlined below are the main strategies the Fund uses in seeking to achieve its investment objectives:

The Fund tries to achieve its objectives by investing in a diversified portfolio of short-term money market securities. These instruments are U.S. dollar-denominated fixed income securities that mature or reset to a new interest rate within 13 months. Other than U.S. Government and U.S. Government agency securities and securities issued by U.S. government-sponsored enterprises and U.S. government instrumentalities, the Fund only invests in money market instruments of issuers with one of the two highest short-term ratings from a nationally recognized credit rating organization or in unrated money market instruments that, in the opinion of Fund management, are of similar credit quality.

Fund management will vary the types of money market instruments in the Fund’s portfolio, as well as the Fund’s average maturity, in response to its assessment of the relative value of different securities and future short-term interest rates. The Fund’s dollar-weighted average maturity will not exceed 90 days. Fund management seeks to improve the Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind. For example, market conditions frequently result in similar securities trading at different prices. Fund management seeks to improve the Fund’s yield by buying and selling securities based on these yield differences.

Among the money market obligations the Fund may buy are:

U.S. Government Securities — Debt securities issued and/or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

U.S. Government Agency Securities — Debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies that are not direct obligations of the United States. Such securities are often not supported by the full faith and credit of the United States.

The Fund may also invest in securities issued by U.S. government-sponsored enterprises and U.S. government instrumentalities.

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IMPORTANT DEFINITIONS

Eurodollar — obligations issued by foreign branches or subsidiaries of U.S. banks.

Yankeedollar — obligations issued by U.S. branches or subsidiaries of foreign banks.

Bank Money Instruments — Obligations of commercial banks or other depository institutions, such as certificates of deposit, bankers’ acceptances, bank notes and time deposits. The Fund may invest only in obligations of savings banks and savings and loan associations organized and operating in the United States. The obligations of commercial banks may be Eurodollar obligations or Yankeedollar obligations. The Fund may invest in Eurodollar obligations only if they are general obligations of the U.S. parent bank.

Commercial Paper and Other Short Term Obligations — Commercial paper (including variable amount master demand notes, funding agreements, and mortgage backed or asset backed securities) with no more than 397 days (13 months) remaining to maturity at the date of purchase.

Foreign Bank Money Instruments — U.S. dollar denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. Payment on securities of foreign branches and subsidiaries may be a general obligation of the parent bank or may be an obligation only of the issuing branch or subsidiary. The Fund will invest in these securities only if Fund management determines they are of comparable quality to other investments permissible for the Fund.

Foreign Short Term Debt Instruments — U.S. dollar denominated commercial paper and other short term obligations issued by foreign entities. The Fund may purchase these securities only if Fund management determines they are of comparable quality to the Fund’s U.S. investments.

Repurchase Agreements — In a repurchase agreement the Fund buys a security from another party, which agrees to buy it back at an agreed upon time and price. The Fund may invest in repurchase agreements involving the securities described above.

Other strategies. In addition to the main strategies discussed above, the Fund may use certain other investment strategies:

Reverse Repurchase Agreements — In a reverse repurchase agreement the Fund sells a security to another party and agrees to buy it back at a specific time and price. The Fund may engage in reverse repurchase agreements involving the securities and obligations described above.

When-Issued, Delayed Delivery and Forward Commitments — The Fund may buy or sell money market securities on a when-issued, delayed delivery and forward commitment basis. In these transactions, the Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase price.

The Fund may also lend its portfolio securities.

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Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its objectives or that the Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Fund:

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform securities selected by other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.

Income Risk — The Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While the Fund invests only in money market securities of highly rated issuers, those issuers may still default on their obligations.

Foreign Securities Risk — The Fund may invest in U.S. dollar denominated money market instruments and other U.S. dollar denominated short term debt obligations issued by foreign banks and similar institutions. Although the Fund will invest in these securities only if Fund management determines they are of comparable quality to the Fund’s U.S. investments, investing in securities of foreign issuers involves some additional risks that can increase the chances that the Fund will lose money. These risks include the possibility of higher costs of foreign investing, the possibility of adverse political, economic, or other developments and often smaller size of foreign markets, which may make it difficult for the Fund to buy and sell securities in those markets. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

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Repurchase Agreement Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — The Fund may borrow only to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing money may reduce the Fund’s return.

Reverse Repurchase Agreement Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk — The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Securities Lending Risk — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could also trigger adverse tax consequences to the Fund.

12

Statement of Additional Information

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information.

13

Your Account
How to Buy, Sell and Exchange Shares

The chart on the following pages summarizes how to buy, sell and exchange shares through your financial adviser, a selected securities dealer, broker, investment adviser, service provider or financial intermediary. You may also sell and exchange shares through the Transfer Agent. To learn more about selling and exchanging shares through the Transfer Agent, call 1-800-441-7762. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision.

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If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, determine the exchange arrangement through which you are eligible to purchase shares

Investor A shares and Investor B shares will be offered only:

  to participants in the exchange privilege available to certain mutual funds advised by the Manager or its affiliates (“Affiliated Funds”); and
  to participants in the exchange program with certain non–money market mutual funds that are distributed by a selected securities dealer that is an affiliate of a Distributor and that are not advised by the Manager or its affiliates (“Participating Funds”).

Next, determine the amount of your investment

Shares with a net asset value of at least $100 are required to qualify for the exchange program and the exchange privilege and shares used in an exchange must have been held for at least fifteen calendar days.

Have your financial adviser, selected securities dealer or other financial intermediary submit your purchase order

You may request a financial adviser, a securities dealer or other financial intermediary that has entered into a selected dealer agreement with BlackRock Distributors, Inc. or FAM Distributors, Inc. (the “Distributors”) to place a purchase order for your account pursuant to the exchange privilege or exchange program. See below for more details. The price of your shares will be the net asset value next calculated after your order becomes effective. Share purchase orders are effective on the date federal funds become available to the Fund. If federal funds are available to the Fund prior to the determination of net asset value (generally 4:00 p.m. Eastern time) on any business day, the order will be effective on that day. Certain financial intermediaries, however, may require submission of orders prior to that time. Shares purchased will begin accruing dividends on the day following the date your purchase becomes effective.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Add To Your Investment	Purchase additional shares	There is no minimum investment for additional purchases for all accounts.

Sell Your Shares	Submit a sell order directly to the Transfer Agent

Although you must have held shares used in an exchange for at least fifteen calendar days before effecting an exchange, after this requirement is met, you may redeem shares held in your account at any time. You may redeem shares by submitting a written notice of redemption directly to the Transfer Agent, PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019. Redemption requests should not be sent directly to the Fund. The notice requires the signature of all persons in whose names the shares are registered signed exactly as their name appears on the Transfer Agent’s register. In some cases a signature guarantee may be required. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Please see the Statement of Additional Information for details on when a signature guarantee is needed.

The price of your shares will be the net asset value next calculated after receipt by the Transfer Agent of proper notice of redemption as described above. If such notice is received by the Transfer Agent prior to the determination of net asset value (generally 4:00 p.m. Eastern time) on any business day, the redemption will be effective on that day and payment will generally be made on the next business day. If notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will generally be made on the second business day thereafter. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to the Transfer Agent prior to the determination of net asset value of the Fund (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. The Fund may reject an order to sell shares under certain circumstances.

15

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares (continued)	Repurchase through securities dealers

You may request your securities dealer to place an order for the Fund to repurchase your shares. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers. The price of your shares will be the net asset value next calculated after your order is placed. For your repurchase request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to the determination of net asset value of the Fund (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any repurchase request placed by a dealer after that time will be priced at the net asset value at the close of business on the next business day. These repurchase arrangements do not involve a charge by the Fund; however, dealers may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. For shareholders requesting repurchases through their securities dealer, payment will be made by the Transfer Agent to the dealer.

Exchange Your Shares	Exchange Privilege If you acquired your shares upon an exchange from an Affiliated Fund

Investor A shareholders: You will have an exchange privilege with Investor A and Institutional shares of certain Affiliated Funds.

You may exchange Investor A shares of the Fund with Institutional shares of one of the Affiliated Funds if you hold any Institutional shares of the Affiliated Fund or you are otherwise eligible to purchase Institutional shares of that fund. Otherwise, Investor A shares will automatically be purchased.

You may exchange back into the same class of shares of the original Affiliated Fund without incurring any sales charge or you may exchange into Institutional (if you are eligible) or Investor A shares of another Affiliated Fund and pay the difference, if any, between the sales charge previously paid and the sales charge payable at the time of the exchange into the new Affiliated Fund.

Investor B shareholders: You will have an exchange privilege with Investor B and Investor C shares of certain Affiliated Funds.

You may exchange back into the same class of shares of the original Affiliated Fund or another Affiliated Fund. The period of time that you held your Investor B shares of the Fund will count towards satisfaction of the holding period requirement for reducing the contingent deferred sales charge (“CDSC”) and towards the conversion period (the length of time until Investor B shares are automatically converted into Investor A shares) relating to the shares of the Affiliated Fund.

If Investor B shares are redeemed from the Fund and not exchanged into an Affiliated Fund, a CDSC will be charged to the extent that it would have been charged on a redemption of shares from the original Affiliated Fund.

16

If You Want to	Your Choices	Information Important for You to Know

Exchange Your Shares (continued)	Exchange Program If you purchase shares of certain non-money market mutual funds that are not Affiliated Funds and are distributed by a selected securities dealer that is an affiliate of a Distributor

Shares of the Participating Fund that are subject to a front end sales charge will be exchanged for Investor A shares of the Fund at net asset value without imposition of a sales charge.

You may exchange back into the original Participating Fund without incurring a sales charge or you may exchange into another Participating Fund in the same fund complex and pay the difference, if any, between the sales charge previously paid and the sales charge payable at the time of the exchange into the new Participating Fund.

Shares of the Participating Fund that are subject to a CDSC will be exchanged for Investor B shares of the Fund at net asset value without imposition of a CDSC.

You may exchange back into the same class of the original Participating Fund or another Participating Fund in the same fund complex. The period of time that you held your Investor B shares of the Fund will count towards satisfaction of the holding period requirement for reducing the CDSC and towards the conversion period (the length of time until Investor B shares are automatically converted into Investor A shares) relating to the shares of the Participating Fund.

If Investor B shares are redeemed from the Fund and not exchanged into a Participating Fund within the same fund complex as the fund from which the exchange into the Fund occurred, a CDSC will be charged to the extent that it would have been charged on a redemption of shares from the original Participating Fund.

17

Short-Term Trading

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board of Trustees has evaluated the risks of market timing activities by the Fund’s shareholders and has determined that due to (i) the Fund’s policy of seeking to maintain the Fund’s net asset value at $1.00 each day, (ii) the nature of the Fund’s portfolio holdings, and (iii) the nature of the Fund’s shareholders, it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by shareholders would result in negative impact to the Fund or its shareholders. As a result, the Board of Trustees has not adopted policies and procedures to deter short-term trading in the Fund.

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial

18

intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Distribution and Service Plans

The Fund has adopted a plan (the “Plan”) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940, as amended.

Under the Plan, Investor B shares pay a fee (“distribution fee”) to BlackRock Distributors, Inc. and FAM Distributors, Inc. (collectively, the “Distributor”), and/or affiliates of PNC Bank or Merrill Lynch & Co., Inc. (“Merrill Lynch”) (including BlackRock) for distribution and sales support services. The distribution fee may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor B shares. The distribution fee may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (“Service Organizations”) for sales support services and related expenses. Investor B shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund attributable to such shares. Investor A shares do not pay any distribution fees.

Because the fees paid by the Fund’s Investor B shares under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of Investor B shares of the Fund. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates.

How Shares Are Priced

IMPORTANT DEFINITIONS

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. This is the offering price. Shares are also redeemed at their net asset value. The Fund calculates its net asset value each day the New York Stock Exchange (the “Exchange”) is open, as of the close of business on the Exchange (generally, 4:00 p.m. Eastern time) based on prices at the time of closing. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Fund.

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Dividends and Taxes

IMPORTANT DEFINITIONS

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

“BUYING A DIVIDEND”

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend or distribution. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Dividends of ordinary income are declared daily and reinvested monthly in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive statements monthly or quarterly as to such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. The Fund intends to make distributions, most of which will be taxed as ordinary income, although the Fund may distribute capital gains as well. Capital gain dividends, if any, will be paid to shareholders at least annually. Capital gains paid by the Fund, if any, may be taxable to you at different rates, depending, on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem shares of the Fund or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. However, to the extent that the Fund’s distributions are derived from income on short term debt securities and short term capital gains, such distributions will generally not be eligible for taxation at the reduced rate.

If the value of the assets held by the Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time. Dividends from the Fund, including dividends reinvested in additional shares of the Fund, will nonetheless be fully taxable, even if the number of shares in your account has been reduced as described above.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain distributions designated by the Fund as either interest related dividends or short term gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

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By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Log into your account
Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding”and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-800-441-7762.

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Management of the Fund
BlackRock Advisors, LLC

BlackRock Advisors, LLC, the Fund’s Manager, manages the Fund’s investments and its business operations subject to the oversight of the Fund’s Board of Trustees. While the Manager is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. The Manager is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management.

The Manager has the responsibility for making all investment decisions for the Fund. The Manager receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets.

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Fund’s manager and was compensated according to the same advisory rate. The Manager has a sub-advisory agreement with BlackRock Institutional Management Corporation (the “Sub-Adviser”), an affiliate, under which the Manager pays the Sub-Adviser for the services it provides a monthly fee at an annual rate equal to a percentage of the Manager’s management fee. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.

A discussion of the basis for the Board of Trustees’ most recent approval of the Fund’s management agreement and the sub-advisory agreement between the Manager and the Sub-Adviser is included in the Fund’s semi-annual shareholder report for the most recent fiscal period ended November 30, 2006.

The Manager was organized in 1994 to perform advisory services for investment companies. The Sub-Adviser is a registered investment adviser organized in 1977. The Manager and its affiliates had approximately $1.230 trillion in investment company and other portfolio assets under management as of June 30, 2007.

From time to time, a manager, analyst, or other employee of the Manager or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The

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views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Manager or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Conflicts of Interest

The investment activities of the Manager and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with the Manager, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Manager and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and/or principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more

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Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or an Affiliate-advised client may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or the Manager may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. The Fund may also make brokerage and other payments to an Affiliate in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of the Manager and its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. The Manager has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Investor A					Investor B

	For the Year Ended May 31,					For the Year Ended May 31,

	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003

Per Share Operating
Performance:

Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Investment income — net	.0433	.0312	.0130	.0050	.0111	.0355	.0235	.0060	.0011	.0035

Realized and unrealized gain (loss) — net	.0008	— ††	(.0006)	(.0003)	.0004	.0014	— ††	(.0007)	(.0002)	.0004

Total from investment
operations	.0441	.0312	.0124	.0047	.0115	.0369	.0235	.0053	.0009	.0039

Less dividends and distributions: Investment income — net	(.0433)	(.0312)	(.0130)	(.0050)	(.0111)	(.0355)	(.0235)	(.0060)	(.0011)	(.0035)
Realized gain — net	— †	— †	— †	(.0001)	(.0003)	— †	— †	— †	(.0001)	(.0003)

Total dividends and distributions	(.0433)	(.0312)	(.0130)	(.0051)	(.0114)	(.0355)	(.0235)	(.0060)	(.0012)	(.0038)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return	4.42%	3.17%	1.30%	.51%	1.15%	3.61%	2.38%	.61%	.12%	.38%

Ratios To Average Net Assets:

Expenses, net of waiver	.91%	.88%	.77%	.67%	.59%	1.69%	1.64%	1.45%	1.06%	1.36%

Expenses	.91%	.88%	.77%	.75%	.72%	1.69%	1.64%	1.54%	1.51%	1.48%

Investment income and realized gain — net	4.33%	3.07%	1.26%	.51%	1.14%	3.54%	2.28%	.53%	.12%	.39%

Supplemental Data:

Net assets, end of year (in thousands)	$ 36,506	$ 35,333	$ 47,370	$ 59,300	$ 58,062	$ 24,078	$ 33,312	$ 49,934	$ 84,630	$ 127,144

†	Amount is less than $(.0001) per share.
††	Amount is less than $.0001 per share.

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FUND
BlackRock Summit Cash Reserves Fund
of BlackRock Financial Institutions Series Trust
P.O. Box 9011
Princeton, New Jersey 08543-9011
1-800-441-7762

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AGENT
PFPC Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

DISTRIBUTORS
BlackRock Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

For More Information

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com or by calling 1-800-441-7762.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call 1-800-441-7762.

Statement of Additional Information

The Statement of Additional Information contains further information about the Fund. The portions of the Statement of Additional Information relating to the Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Fund. You may obtain a free copy at www.blackrock.com or by writing to the Fund at PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 or by calling 1-800-441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE #811-3189

Code #SUMMIT-0907

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Summit Cash Reserves Fund
of BlackRock Financial Institutions Series Trust

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (800) 441-7762

        This Statement of Additional Information of BlackRock Summit Cash Reserves Fund (the “Fund”), a series of BlackRock Financial Institutions Series Trust (the “Trust”), is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated September 26, 2007 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-441-7762 or by writing to the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2007 Annual Report to shareholders. You may request a copy of the Annual Report or the Prospectus at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m., Eastern time, Monday through Friday.

Manager

BlackRock Advisors, LLC

Distributors

FAM Distributors, Inc.
BlackRock Distributors, Inc.

The date of this Statement of Additional Information is September 26, 2007.

INVESTMENT OBJECTIVES AND POLICIES

        The investment objectives of the Fund are current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities. The investment objectives are fundamental policies of the Fund that may not be changed without a vote of the majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund is classified as a diversified open-end investment company under the Investment Company Act.

        The Fund’s investments in U.S. Government securities, U.S. Government agency securities and securities issued by U.S. government-sponsored enterprises and U.S. government instrumentalities will be in instruments with remaining maturities of up to 397 days (13 months) or less. The Fund’s other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that (1) have been rated in one of the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization (“NRSRO”); (2) have been issued by an issuer rated in one of the two highest rating categories by an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the investment; or (3) if not rated, will be of comparable quality as determined by Fund management. The Fund will determine the remaining maturity of its investments in accordance with Commission regulations. The dollar-weighted average maturity of the Fund’s portfolio will be 90 days or less.

        Investment in the Fund offers several potential benefits. The Fund seeks to provide as high a yield potential as is available, consistent with the preservation of capital, from short-term money market securities utilizing professional money market management, block purchases of securities and yield improvement techniques. It provides high liquidity because of its redemption features and seeks reduced risk that generally results from diversification of assets. There can be no assurance that the investment objectives of the Fund will be realized. Certain expenses are borne by investors, including advisory and management fees, administrative costs and operational costs and in the case of Investor B shares, Rule 12b-1 fees.

        In managing the Fund, BlackRock Advisors, LLC (the “Manager”) and BlackRock Institutional Management Corporation (“BIMC”) will employ a number of professional money management techniques, including varying the composition of the Fund’s investments and the average maturity of the portfolio based on its assessment of the relative values of the various money market securities and future interest rate patterns. The Manager’s assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager also will seek to improve yield by taking advantage of yield disparities that regularly occur in the money market securities market. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently differences in the yield between the various types of money market securities. The Fund seeks to enhance yield by purchasing and selling securities based on these yield differences.

        The following is a description of some of the investments or investment practices in which the Fund may invest or engage:

        U.S. Government Securities. Debt securities issued by and/or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

        U.S. Government Agency Securities. Debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies that are not direct obligations of the United States. Such securities are often not supported by the full faith and credit of the United States.

        Securities of U.S. Government-Sponsored Enterprises and U.S. Government Instrumentalities. Debt securities issued by U.S. Government-sponsored enterprises, agencies and instrumentalities, including, but not limited to, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Federal Agricultural Mortgage Corporation, and the Federal Home Loan Bank. Such securities may also include debt securities issued by international organizations designated or supported by multiple governmental entities, such as the International Bank for Reconstruction and Development. U.S. Government agency securities are not direct obligations of the U.S. Treasury but involve various forms of U.S. Government sponsorship or guarantees and are issued, in general, under the authority of an act of Congress. The U.S. Government is not obligated to provide financial support to any of these agencies, instrumentalities or organizations.

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        Bank Money Instruments. U.S. dollar-denominated obligations of commercial banks, savings banks, savings and loan associations or other depository institutions such as, but not limited to, certificates of deposit, including variable rate certificates of deposit, time deposits, deposit notes, bank notes and bankers’ acceptances. The obligations of commercial banks may be issued by U.S. banks, foreign branches or subsidiaries of U.S. banks (“Eurodollar” obligations) or U.S. branches or subsidiaries of foreign banks (“Yankeedollar” obligations). The Fund may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. Yankeedollar obligations in which the Fund may invest must be issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and by their terms must be general obligations of the foreign parent. The Fund treats bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation on investments in obligations of foreign bank money instruments discussed below) if the branch or subsidiary is subject to the same bank regulations as U.S. banks.

        Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short-term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Fund held overseas will be held by foreign branches of the Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

        The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short-term obligations, and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other industrialized nations.

        Bank money instruments in which the Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that the Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

        Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities with or without forward features), refers to short-term promissory notes issued by corporations, partnerships, trusts or other entities to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short-term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds or notes backed by, pools of mortgages, automobile, manufactured housing or other types of consumer loans; or credit card, automobile or other types of receivables. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties to enable such instruments to obtain the requisite quality rating by an NRSRO. Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for the Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

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        Foreign Bank Money Instruments. U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for the Fund. The Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depositary institutions and their foreign branches and subsidiaries.

        Foreign Short-Term Debt Instruments. U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers.

        The following is a description of other types of investments or investment practices in which the Fund may invest or engage:

        Repurchase Agreements. The Fund may enter into repurchase agreements involving the money market securities described above. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under one week. As a matter of operating policy, the Fund will not enter into repurchase agreements with more than seven days to maturity if it would result in the investment of more than 10% of the value of the Fund’s net assets in such repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

        Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements that involve the sale of money market securities held by the Fund, with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Government or other appropriate liquid securities having a value equal to the repurchase price. Management of the Fund does not consider entering into reverse repurchase agreements to constitute borrowing money for purposes of the Fund’s investment restrictions set forth below.

        Forward Commitments. The Fund may purchase and sell money market securities on a when-issued or forward commitment basis, and it may purchase or sell such securities for delayed delivery. The purchase of the underlying securities will be recorded on the date the Fund enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The Fund will segregate liquid assets having a market value at all times until delivery at least equal to the amount of the forward purchase commitment. The Fund may dispose of a commitment prior to settlement. There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

        Securities Lending. The Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on

4

the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Fund has received an exemptive order from the Commission permitting it to retain an affiliate of the Fund as lending agent and to permit affiliates of the Manager to be a borrower of securities from the Fund. See “Portfolio Transactions and Brokerage.”

        Preservation of capital is a prime investment objective of the Fund, and while the types of money market securities in which the Fund invests generally are considered to have low principal risk, such securities are not completely risk-free. There is a risk of the failure of issuers to meet their principal and interest obligations. With respect to repurchase agreements, reverse repurchase agreements and the lending of portfolio securities by the Fund, there is also the risk of the failure of parties involved to repurchase at the agreed-upon price or to return the securities involved in such transactions, in which event the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.

        Rule 2a-7 under the Investment Company Act presently limits investments by the Fund in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities) ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1% of its total assets. In addition, Rule 2a-7 requires that not more than 5% of the Fund’s total assets be invested in Second Tier Securities (as defined in the Rule). The Rule requires the Fund to be diversified (as defined in the Rule) other than with respect to government securities and securities subject to a guarantee issued by a non-controlled person (as defined in the Rule).

Investment Restrictions

        The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval.

        Set forth below are the Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of the Fund are in terms of current market value.

        Under its fundamental investment restrictions, the Fund may not:

(1) Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (other than U.S. Government securities, U.S. Government Agency Securities or domestic bank money investments). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry, and investments in mortgage-related or asset-backed securities shall not be considered investments in the securities of issuers in a particular industry.

(2) Make investments for the purpose of exercising control or management.

(3) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

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(4) Borrow money except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These borrowing provisions shall not apply to reverse repurchase agreements. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein and may hold and sell real estate acquired by the Fund as a result of the ownership of such securities.

(6) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(7) Issue senior securities to the extent such issuance would violate applicable law.

(8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(9) Make any investment that would be inconsistent with its classification as a diversified investment company under the Investment Company Act.

        Under its non-fundamental investment restrictions, the Fund may not:

a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

b. Make short sales of securities or maintain a short position except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales.

c. Invest in securities which cannot be readily resold or which cannot otherwise be marketed, redeemed, put to the issuer or to a third party, if at the time of acquisition more than 10% of its total assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and certain commercial paper that is exempt from registration pursuant to Section 4(2) of the Securities Act and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

d. Notwithstanding fundamental investment restriction (4) above, borrow amounts in excess of 5% of its total assets, taken at acquisition cost or market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. These borrowing provisions shall not apply to reverse repurchase agreements as described in this Statement of Additional Information.

        Except with respect to investment restriction (4), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

6

MANAGEMENT OF THE TRUST

Trustees and Officers

        The Trustees of the Trust consist of seven individuals, six of whom are not “interested persons” of the Trust as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

        Each non-interested Trustee is a member of the Trust’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation, retention and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) review with the independent registered public accounting firm any audit problems or difficulties encountered during or related to the conduct of the audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of the Fund’s independent registered public accounting firm; and (iv) consider information and comments of the independent registered public accounting firm with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting and Fund management’s responses thereto. The Board of the Trust has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee met four times during the fiscal year ended May 31, 2007.

        Each non-interested Trustee is a member of the Trust’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Trustees of the Trust and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Trust’s non-interested Trustees, the Nominating Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee met once during the Trust’s fiscal year ended May 31, 2007.

        At a shareholder meeting held on August 23, 2007, the shareholders of the Trust elected a new Board of Trustees, increasing the size of the Board to thirteen Trustees. The term of office of the new Board members is expected to commence on or about November 1, 2007.

        Biographical Information. Certain biographical and other information relating to the current non-interested Trustees is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager and its affiliates (“BlackRock-advised funds”) and any public directorships:

Name, Address* and Age of Trustee	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
James H. Bodurtha (63)***	Trustee	Trustee since 2002	Director, The China Business Group, Inc. since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	37 registered investment companies consisting of 57 portfolios	None

(footnotes on page 9)

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Name, Address* and Age of Trustee	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Kenneth A. Froot (50)	Trustee	Trustee since 2005	Professor, Harvard University since 1992; Professor, Massachusetts Institute of Technology from 1986 to 1992.	37 registered investment companies consisting of 57 portfolios	None
Joe Grills (72)***	Trustee	Trustee since 1994	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund from 1989 to 2006; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke University Management Company from 1992 to 2004, Vice Chairman thereof from 1998 to 2004 and Director Emeritus thereof since 2004; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998, Vice Chairman thereof from 2002 to 2005, and Chairman thereof since 2005; Director, Montpelier Foundation since 1998, and its Chairmain since 2006, its Vice Chairman from 2000 to 2006; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	37 registered investment companies consisting of 57 portfolios	Kimco Realty Corporation

(footnotes on page 9)

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Name, Address* and Age of Trustee	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Herbert I. London (68)	Trustee	Trustee since 2002	Director, AIMS Worldwide since 2007; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005; and Professor thereof from 1980 to 2005; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Chairman of the Board of Directors of Vigilant Research, Inc. since 2006; Member of the Board of Directors for Grantham University since 2006; Director of AIMS since 2006; Director of Reflex Security since 2006; Director of InnoCentive, Inc. since 2006; Director of Cerego, LLC since 2005; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993.	37 registered investment companies consisting of 57 portfolios	None
Roberta Cooper Ramo (65)	Trustee	Trustee since 2002	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976; Vice President, American Law Institute since 2004.	37 registered investment companies consisting of 57 portfolios	None
Robert S. Salomon, Jr. (70)	Trustee	Trustee since 1996

Principal of STI Management (investment adviser) from 1994 to 2005; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine from 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.

				37 registered investment companies consisting of 57 portfolios	None

*	The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Trustee serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Trust’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
***	Co-Chairman of the Board of Trustees and Audit Committee.

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        Certain biographical and other information relating to the current Trustee who is an “interested person” of the Trust as defined in the Investment Company Act, and to the other current officers of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address* and Age	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll (53)***	President and Trustee	Trustee**** and President since 2005

Vice Chairman and Director of BlackRock, Inc., and Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee, and member of the BlackRock Executive Committee since 2006; President of the funds advised by Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P. (“FAM”) from 2005 to 2006; President and Chief Investment Officer of MLIM and FAM from 2001 to 2006; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) and President of Princeton Administrators, L.P. (“Princeton Administrators”) from 2001 to 2006; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

				120 registered investment companies consisting of 161 portfolios	None
Donald C. Burke (47)	Vice President and Treasurer	Vice President since 1993 Treasurer since 1999

Managing Director of BlackRock, Inc. since 2006; First Vice President of MLIM and FAM from 1997 to 2006 and Treasurer thereof from 1999 to 2006; Senior Vice President and Treasurer of Princeton Services from 1999 to 2006 and Director from 2004 to 2006; Vice President of FAM Distributors, Inc. (“FAMD”) from 1999 to 2006 and Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds from 2004 to 2006.

				258 registered investment companies consisting of 574 portfolios	None
Karen Clark (42)	Fund Compliance Officer	Fund Compliance Officer since 2007	Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007; Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, U.S. Securities and Exchange Commission, from 1993 to 1998.	120 registered investment companies consisting of 161 portfolios	None

(footnotes on page 11)

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Name, Address* and Age	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Howard Surloff (42)	Secretary	Secretary since 2007	General Counsel of U.S. Funds at BlackRock, Inc. since January 2006; General Counsel (U.S.), Goldman Sachs Asset Management from 1993 to 2006.	252 registered investment companies consisting of 568 portfolios	None

*	The address of the Trustee and each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Each officer is elected by and serves at the pleasure of the Board of Trustees of the Trust.
***	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of the Trust based on his positions with BlackRock and its affiliates.
****	As a Trustee, Mr. Doll serves until his successor is elected and qualified, or until his death, resignation, or removal as provided in the Trust’s by-laws or charter or by statute, or until December 31 of the year in which he turns 72.

Share Ownership

        Information relating to each Trustee’s share ownership in the Fund and in all registered funds in the BlackRock-advised funds overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2006 is set forth in the chart below:

Name of Trustee	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Supervised Funds
Interested Trustee:
Robert C. Doll	None	Over $100,000
Non-Interested Trustees:
James H. Bodurtha	None	Over $100,000
Kenneth A. Froot	None	None
Joe Grills	None	Over $100,000
Herbert I. London	None	Over $100,000
Roberta Cooper Ramo	None	Over $100,000
Robert S. Salomon, Jr.	None	Over $100,000

        As of September 7, 2007, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2006, none of the non-interested Trustees or their immediate family members owned beneficially or of record any securities of affiliates of the Manager.

Compensation of Trustees

        Each non-interested Trustee receives an aggregate annual retainer of $150,000 for his or her services to BlackRock-advised funds. The portion of the annual retainer allocated to each BlackRock-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Trustee receives a fee per in-person Board meeting and in-person Committee meeting attended. The aggregate annual per meeting fees paid to each non-interested Trustee total $100,000 for all BlackRock-advised funds for which the Trustee serves and are allocated equally among those funds. Each Co-Chairman of the Audit Committee receives an additional annual retainer of $50,000, which is paid quarterly and allocated to each BlackRock-advised fund for which such Co-Chairman provides services, based on the relative net assets of each such fund.

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        The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended May 31, 2007 and also the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2006.

Name	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other BlackRock- Advised Funds(1)
James H. Bodurtha(2)	$2,509	None	$312,000
Kenneth A. Froot	$2,421	None	$259,000
Joe Grills(2)	$2,509	None	$309,000
Herbert I. London	$2,421	None	$262,000
Roberta Cooper Ramo	$2,421	None	$256,000
Robert S. Salomon, Jr.	$2,421	None	$259,000

(1)	For the number of BlackRock-advised funds from which each Trustee receives compensation, see the table beginning on p. 7.
(2)	Co-Chairman of the Board of Trustees and Audit Committee.

Management and Advisory Arrangements

        Management Services. The Manager provides the Fund with investment advisory and management services. Subject to the oversight of the Board of Trustees, the Manager is responsible for the actual management of the Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

        Management Fee. Effective September 29, 2006, the Trust entered into a management agreement (the “Management Agreement”) with BlackRock Advisors, LLC with respect to the Fund, pursuant to which the Manager receives as compensation for its services to the Fund, a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Fund’s manager and was compensated at the same fee rate as the Manager.

        The table below sets forth information about the total management fees paid by the Fund to the Manager and FAM for the periods indicated.

Fiscal Year Ended May 31,	Paid to FAM		Paid to the Manager
2007	$125,417	(a)	$206,525	(b)
2006	$398,938		N/A
2005	$586,476		N/A

(a)	For the period June 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to May 31, 2007.

        Pursuant to the Management Agreement, the Manager may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Manager, to perform investment advisory services with respect to the Trust. In addition, the Manager may delegate certain of its investment advisory functions under the Management Agreement to one or more of its affiliates to the extent, permitted by applicable law. The Manager may terminate any of all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

        Effective September 29, 2006, the Manager has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with BlackRock Institutional Management Corporation (the “Sub-Adviser”), pursuant to which the Sub-Adviser receives for the services it provides, a monthly fee at an annual rate equal to a percentage of the management fee received by the Manager under the Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio. For the period September 29, 2006 to May 31, 2007, the Manager paid the Sub-Adviser sub-advisory fees of $123,047.

        Payment of Fund Expenses. The Management Agreement obligates the Manager to provide management services, to furnish office space and facilities for management of the affairs of the Trust and the Fund and to pay all

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compensation of and furnish office space for officers and employees of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of BlackRock, Inc. or any of its affiliates. The Fund pays all other expenses incurred in its operation, and, if other series should be added, a portion of the Trust’s general administrative expenses will be allocated on the basis of asset size of the respective series. Expenses that will be borne directly by the Fund include: redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), fees for legal and auditing services, expenses of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information (except to the extent paid by BlackRock Distributors, Inc. and FAM Distributors, Inc. (“FAMD”) as described below), charges of the custodian and transfer agent, Commission fees, insurance, interest, brokerage costs, certain taxes, and other expenses attributable to a particular series. Expenses that will be allocated on the basis of asset size of the respective series include fees and expenses of non-interested Trustees, state franchise taxes, expenses related to shareholder meetings, and other expenses properly payable by the Trust. If additional series are added to the Trust, the organizational expenses will be allocated among the series in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific series to which the lawsuit relates or allocated on the basis of the asset size of the respective series. The Trustees have determined that this is an appropriate method of allocation of expenses. As required by the Distribution Agreements (defined below), the Distributors will pay certain of the expenses of each series incurred in connection with the offering of shares of each series; after the prospectuses, statements of additional information and periodic reports have been prepared and set in type, the Distributors will pay for the printing and distribution of copies thereof used in connection with the offering to investors. The Distributors will also pay for other supplementary sales literature. See “Purchase of Shares — Investor B Distribution Plan.”

        Organization of the Manager and the Sub-Adviser. BlackRock Advisors, LLC is a Delaware limited liability company and BlackRock Institutional Management Corporation is a Delaware corporation. The Manager and the Sub-Adviser are each a wholly owned indirect subsidiary of BlackRock, Inc. (“BlackRock”). On September 29, 2006, BlackRock and Merrill Lynch & Co., Inc. (“ML & Co.”) combined Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock to create a new asset management company that is one of the world’s largest asset management firms with over $1 trillion in assets under management.

        Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will continue in effect for an initial period of two years and from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

        Transfer Agency Services. Effective September 29, 2006, PFPC Inc. (“PFPC” or the “Transfer Agent”), a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Trust on behalf of the Fund. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Fund pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. The Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system. Prior to September 29, 2006, Financial Data Services, Inc. (“FDS”) served as the Fund’s transfer agent.

        The table below sets forth the transfer agent fees paid by the Fund to FDS and PFPC, respectively, for the periods indicated.

Fiscal Year Ended May 31,	Paid to FDS		Paid to PFPC
2007	$ 23,709	(a)	$46,647	(b)
2006	$ 96,528		N/A
2005	$105,404		N/A

(a)	For the period June 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to May 31, 2007.

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        Accounting Services. The Trust on behalf of the Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. The Manager also provides certain additional accounting services to the Fund and the Fund reimburses the Manager for these services.

        The table below shows the amounts paid by the Fund to State Street, FAM and the Manager, for accounting services for the periods indicated:

Fiscal Year Ended May 31,	Paid to State Street	Paid to FAM		Paid to Manager
2007	$44,557	$ 511	(a)	$969	(b)
2006	$47,349	$1,815		N/A
2005	$51,884	$2,609		N/A

(a)	For the period June 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to May 31, 2007.

Code of Ethics

        The Fund, the Manager, the Sub-Adviser and each Distributor has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (the “Code of Ethics”). The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Selective Disclosure of Portfolio Holdings

        Pursuant to policies and procedures adopted by the Trust and the Manager, the Trust and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Trust’s portfolio holdings. The Trust’s Board of Trustees has approved the adoption by the Trust of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Trust’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these polices and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Trust, and any changes thereto, and an annual review of the operation of the policies and procedures.

        Examples of the information that may be disclosed pursuant to the Trust’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the Manager’s discussion of Trust performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Trust may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Trust’s shares, affiliates of the Trust, third party service providers to the Trust, lenders to the Trust, and independent rating agencies and ranking organizations. The Trust, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.

        Subject to the exceptions set forth below, Confidential Information relating to the Trust may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site, including our web site at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Trust must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal Department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in the Manager’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal Department. Prior to providing

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any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Trust’s shareholders. In connection with day-to-day portfolio management, the Trust may disclose Confidential Information to executing broker-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. The Trust has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of the Trust and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Trust’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management of the Trust — Potential Conflicts of Interest” in this Statement of Additional Information.

        Confidential Information — whether or not publicly disclosed — may be disclosed to the Trust’s Trustees, the independent Trustees’ counsel, outside Trust counsel, the Trust’s accounting services provider and the Trust’s independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Trust’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Trust’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

        The Manager has entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Trust’s Board of Trustees
Fund’s Transfer Agent
Fund’s Independent Registered Public Accounting Firm
Fund’s accounting services provider — State Street Bank and Trust Company
Fund’s Custodian
Independent Rating Agencies — Morningstar, Inc. and Lipper Inc.
Information aggregators — Wall Street on Demand and Thomson Financial
Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.
Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services

        Other than with respect to the Board of Trustees, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. The Board of Trustees has a fiduciary duty as Trustees to act in the best interests of the Trust and its shareholders. Selective disclosure is made to the Trust’s Board of Trustees and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Trust’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Trust, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

        The Trust and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Trust’s and Manager’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance

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personnel under the supervision of the Trust’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Trust — about which the Manager has Confidential Information. There can be no assurance, however, that the Trust’s policies and procedures with respect to the selective disclosure of Trust portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

        Activities of the Manager; BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

        BlackRock is one of the world’s largest asset management firms with approximately $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, Merrill Lynch and PNC are affiliates of one another. BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Fund.

        BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Manager and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund.

        In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

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        Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in the security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

        BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

        The results of the Fund’s investment activities may differ significantly from the results achieved by the Manager and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

        From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Manager, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Manager and/or one or more Affiliates are performing services or when position limits have been reached.

        In connection with its management of the Fund, the Manager may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Manager will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Manager will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Manager in managing the Fund.

        In addition, certain principals and certain employees of the Manager are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

        The Manager may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the Commission, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates on an arms-

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length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by the Fund. The Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

        One or more Affiliates may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

        Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund.

        The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

        Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. The Manager and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

        Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

        The Manager may select brokers (including, without limitation, Affiliates of the Manager) that furnish the Manager, the Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Manager’s view, appropriate assistance to the Manager in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that the Manager uses soft dollars, it will not have to pay for those products and services itself. The Manager may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Manager receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Manager.

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        The Manager may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Manager believes are useful in their investment decision-making process. The Manager may from time to time choose not to engage in the above described arrangements to varying degrees.

        BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

        It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

        It is possible that the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. The Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for the Fund, the Manager is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Manager may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

        BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Fund. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

        BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to the unaffiliated investment adviser, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

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        BlackRock may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for the Fund. For example, BlackRock may participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help BlackRock understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Fund may receive fees from BlackRock or the Fund in connection with the distribution of shares in the Fund or other BlackRock products. For example, BlackRock may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Manager. BlackRock may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. BlackRock’s membership in such organizations allows BlackRock to participate in these conferences and educational forums and helps BlackRock interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, BlackRock’s personnel, including employees of BlackRock, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund. In addition, BlackRock, including the Manager, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. BlackRock’s personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that create incentives for them to promote the Fund or certain portfolio transactions.

        To the extent permitted by applicable law, BlackRock may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Fund and/or other BlackRock products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of BlackRock’s assets, or amounts payable to BlackRock rather than a separately identified charge to the Fund or other products. Such payments may compensate Intermediaries for, among other things: marketing the Fund and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by BlackRock may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products. See also, “Purchase of Shares — Other Compensation to Selling Dealers” in this Statement of Additional Information.

        The payments made by BlackRock may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

        To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

        The Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Manager that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Manager each has adopted a Code of Ethics in compliance with Section 17(j)

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of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

        The Manager and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or the Manager by the Commission. These transactions would be effected in circumstances in which the Manager determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

        From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Manager may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

        The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Manager on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Manager on behalf of clients (including the Fund) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Manager, in its sole discretion, deems it appropriate.

        Present and future activities of BlackRock and its Affiliates, including the Manager, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

        Reference is made to “Your Account — How to Buy, Sell and Exchange Shares” in the Prospectus.

        The Fund will offer Investor A and Investor B shares (the “Shares”) at a public offering price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective.

        Investor A and Investor B shares will be offered only (i) pursuant to the exchange program with certain non-money market open-end management investment companies that are distributed by a selected securities dealer that is an affiliate of a Distributor and are not advised by the Manager or an affiliate (the “Exchange Program”) and (ii) pursuant to the exchange privilege available to certain funds advised by the Manager or an affiliate (“affiliated funds”). See “Exchange Privilege and Exchange Program.” Share purchase orders are effective on the date Federal Funds become available to the Fund. If Federal Funds are available to the Fund prior to the determination of net

21

asset value (generally 4:00 p.m., Eastern time) on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date your purchase becomes effective. The Fund or a Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributors. Neither the Distributors nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch, an affiliate of the Manager, generally charges its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers.

        Each Investor A and Investor B share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Investor B shares bear the expenses of the ongoing Investor B distribution fees. Redemptions of Investor B shares may be subject to a contingent deferred sales charge (“CDSC”) based on the amount of any CDSC a shareholder still owes on the shares held prior to the exchange into shares of the Fund. Investor A shares will be offered without any front-end or deferred sales charges and will bear no ongoing distribution fees. Investor B shares have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which distribution fees are paid. Each class has exchange privileges. See “Exchange Privilege and Exchange Program.”

        The Fund has entered into a separate distribution agreement with the Distributors in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreements”). The Distribution Agreements obligate the Distributors to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributors pay for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributors also pay for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Investor B Distribution Plan

        The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to distribution fees paid by the Fund to selected dealers with respect to the Investor B shares (the “Investor B Distribution Plan”). The Investor B Distribution Plan provides that such distribution fee is accrued daily and paid monthly at the annual rate of 0.75% of the Fund’s average daily net assets attributable to Investor B shares. This distribution fee will be used to compensate the Distributors, a selected securities dealer or other financial intermediary, for providing sales and promotional activities and services relating to the sale, promotion and marketing of Investor B shares of the Fund and payments related to the furnishing of services to Investor B shareholders by sales and marketing personnel. Such expenditures may consist of sales commissions to financial advisors for selling Investor B shares (including reimbursement to the parties who have paid such commissions), compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in their sales and promotional activities including advertising expenditures, the costs of preparing and distributing promotional materials and the costs of providing services to Investor B shareholders including assistance in connection with inquiries related to shareholder accounts.

        Payments under the Investor B Distribution Plan will be based on a percentage of average daily net assets attributable to the Investor B shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Investor B Distribution Plan may be more or less than distribution-related expenses. Information with respect to the Investor B distribution-related revenues and expenses will be presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Investor B Distribution Plan. The Trust has no obligation with respect to distribution-related expenses incurred by the Distributors or selected dealers in connection with Investor B shares, and there is no assurance that the Trustees of the Trust will approve the continuance of the Investor B Distribution Plan from year to year. However, the Distributors intend to seek annual continuation of the Investor B Distribution Plan.

        Payments of the distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, the Investor B Distribution Plan provides that the Fund shall provide and the Trustees shall review quarterly reports of the disbursement of the distribution fees paid by the Fund. In their consideration of the Investor B Distribution Plan, the Trustees must consider all factors they deem relevant, including information

22

as to the benefits of the Investor B Distribution Plan to the Fund and to the Investor B shareholders. The Trustees will also be asked to take into consideration expenses incurred in connection with the distribution of shares. The distribution fee received with respect to Investor B shares will not be used to subsidize the sale of Investor A shares. Payments of the distribution fee on Investor B shares will terminate on conversion of those Investor B shares to Investor A shares. See “Conversion of Investor B Shares to Investor A Shares.” The Distributors act as principal underwriters of the shares of the Fund. The Distributors are each an affiliate of the Manager.

        The Investor B Distribution Plan further provides that, so long as the Plan remains in effect, the selection and nomination of Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act, shall be committed to the discretion of the non-interested Trustees then in office. In approving the Investor B Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is a reasonable likelihood that such Plan will benefit the Fund and its Investor B shareholders. The Investor B Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding Investor B voting securities of the Fund. The Investor B Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the Investor B shareholders, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of the Investor B Distribution Plan and any report made pursuant to such Plan for a period of not less than six years from the date of such Investor B Distribution Plan or such report, the first two years in an easily accessible place.

        For the fiscal year ended May 31, 2007, the Fund paid the Distributors, $222,353, pursuant to the Investor B Distribution Plan (based on average daily net assets subject to such Investor B Distribution Plan of approximately $29.6 million), all of which was paid to Merrill Lynch for providing distribution-related activities and services in connection with Investor B shares.

        Limitations on the Payment of Distribution Fee. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by the Investor B shares. As applicable to the Investor B shares, the maximum sales charge rule limits the aggregate of distribution fee payments payable by the Fund to (1) 6.25% of eligible gross sales of Investor B shares (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for Investor B shares, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee, except that the maximum aggregate sales charges may be increased to include sales charges of shares issued pursuant to the exchange privilege, provided that such increase is deducted from the maximum aggregate sales charges of the fund which redeemed the shares for the purpose of the exchange).

        The following table sets forth comparative information as of May 31, 2007 with respect to Investor B shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule.

	Data Calculated as of May 31, 2007 (in thousands)
	Net Cap on Exchanges	Allowable Interest on Unpaid Balance(1)	Maximum Amount Payable	Amounts Previously Paid to Distributors(2)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(3)
Investor B Shares for the period
October 9, 1998 (commencement
of operations) to May 31, 2007
Under NASD Rule as Adopted	$46,870	$40,223	$87,093	$10,295	$76,798	$ 169

(1)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(2)	Consists of CDSC payments, distribution fee payments and accruals. See “Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Institutional shares in conjunction with the shareholder’s participation in the fee based programs sponsored by the Manager or an affiliate. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in such programs.
(3)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach the NASD maximum.

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Conversion of Investor B Shares to Investor A Shares

        Investor B shares of the Fund acquired in an exchange from Investor B or Investor C shares of an affiliated fund will convert automatically into Investor A shares of the Fund after approximately ten years (the “Conversion Period”). Investor A shares are not subject to the distribution fee that is borne by Investor B shares. Automatic conversion of Investor B shares into Investor A shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Investor B shares to Investor A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

        Under the Exchange Program (described below, see “Exchange Privilege and Exchange Program”), if shares of a Participating Fund as defined below (see “Exchange Privilege and Exchange Program”) have a conversion feature providing that shares of one class of the Participating Fund will be exchanged automatically for shares of another class of the Participating Fund, this conversion feature will carry over to Investor B shares of the Fund acquired in exchange for those Participating Fund shares. At the end of the particular conversion period, if the shareholder still holds the Investor B shares of the Fund, such shares will be converted to Investor A shares of the Fund that are not subject to any ongoing distribution fee.

REDEMPTION OF SHARES

        Reference is made to “Your Account — How to Buy, Sell, and Exchange Shares” in the Prospectus.

        The Trust is required to redeem for cash all full and fractional shares of the Fund. The redemption price in the case of Investor A shares is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. In the case of Investor B shares, the redemption price is the net asset value less any applicable CDSC. See “Exchange Privilege and Exchange Program.” If such notice is received by the Transfer Agent prior to the determination of net asset value (generally 4:00 p.m., Eastern time) on any business day during which the New York Stock Exchange (“NYSE”) is open for business, the redemption will be effective on such day and payment generally will be made on the next business day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day thereafter. A direct shareholder liquidating his or her holdings will receive upon redemption all dividends declared and reinvested until the time of redemption.

Methods of Redemption

        Set forth below is information as to two methods pursuant to which shareholders may redeem shares. In certain instances, the Transfer Agent may require additional documents in connection with redemptions.

        Repurchase Through Securities Dealers. The Fund will repurchase shares through securities dealers. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order from the dealer, provided that such request for repurchase is received from the dealer prior to the determination of net asset value of the Fund (generally 4:00 p.m., Eastern time) on any business day. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund. However, dealers may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. The Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. The Fund will promptly notify any shareholder of any rejection of a repurchase with respect to shares of the Fund. For shareholders requesting repurchases through their securities dealer, payment will be made by the Transfer Agent to the dealer.

        Regular Redemption. Shareholders with accounts maintained directly with the Transfer Agent may redeem shares by submitting a written notice of redemption directly to the Transfer Agent, PFPC Inc., P.O. Box 9819, Providence, Rhode Island, 02940-8019. Redemption requests delivered other than by mail should be delivered to PFPC Inc., 101 Sabin Street, Pawtucket, Rhode Island, 02860. Redemption requests should not be sent to the Trust. The notice requires the signature of all persons in whose name the shares are registered, signed exactly as their names appear on the Transfer Agent’s register. The signature on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the

24

stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

        A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call 1-800-441-7762. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

        The right to receive payment with respect to any redemption may be suspended by the Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed, other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal of securities owned by the Fund is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

        The value of the shareholder’s investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and income earned. In the case of Investor B shares, the redemption price will be reduced by any applicable CDSC.

        In the interest of economy and convenience and because of the operating procedures of the Fund, certificates representing the Fund’s shares will not be physically issued. Shares will be maintained by the Fund on the register maintained by the Transfer Agent, and the holders thereof will have the same rights of ownership with respect to such shares as if certificates had been issued.

EXCHANGE PRIVILEGE AND EXCHANGE PROGRAM

Exchange Privilege

        Investor A shareholders of the Fund who acquired their shares upon an exchange from Investor A or Institutional shares of certain affiliated funds will have an exchange privilege with Investor A or Institutional shares of certain affiliated funds. Shareholders may exchange Investor A shares of the Fund for Institutional shares of one of the affiliated funds if the shareholder holds any Institutional shares of that affiliated fund in the account in which the exchange is to be made at the time of the exchange or is otherwise eligible to purchase Institutional shares of such affiliated fund. Otherwise Investor A shares will automatically be purchased.

        Eligible institutional investors include: employees of BlackRock, Merrill Lynch, PNC and Directors of any BlackRock-advised funds; customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers; investors who currently own Institutional shares in a shareholder account are entitled to purchase additional Institutional shares of the Fund in that account, although shareholders that hold their shares through a financial adviser or other financial intermediary that has an omnibus account with the Fund must meet the Institutional minimum investment requirements in order to make such additional purchases; institutional and individual retail investors with a minimum investment of $2 million; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise

25

have investment discretion; (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund.

        If a holder of Investor A shares of the Fund subsequently exchanges back into the same class of shares of the original affiliated fund he or she will do so without paying any sales charge. If a holder of Investor A shares of the Fund exchanges into Investor A or Institutional shares of another affiliated fund, the holder will be required to pay a sales charge equal to the difference, if any, between the sales charge previously paid on the shares of the original affiliated fund and the sales charge payable at the time of the exchange on the shares of the new affiliated fund.

        Investor B shareholders of the Fund who acquired their shares upon an exchange from Investor B or Investor C shares of certain affiliated funds will have an exchange privilege with Investor B or Investor C shares of certain affiliated funds. A holder of Investor B shares of the Fund may subsequently exchange back into the original affiliated fund. When a shareholder exchanges Investor B or Investor C shares of an affiliated fund for Investor B shares of the Fund, the period of time that the shareholder holds the Investor B shares of the Fund will count towards satisfaction of the holding period requirement for purposes of reducing the CDSC relating to the Investor B or Investor C shares acquired upon exchange of the Investor B shares of the Fund. With respect to exchanges of Investor B shares of an affiliated fund into Investor B shares of the Fund, the period of time the Investor B shares of the affiliated fund are held will count towards satisfaction of the conversion period (the length of time until the Investor B shares acquired upon exchange of the Investor B shares of the Fund are automatically converted into Investor A shares). Conversely, the period of time that a shareholder has held the shares of an affiliated fund or a fund participating in the Exchange Program will count towards the satisfaction of the conversion period under which Investor B shares of the Fund convert to Investor A shares of the Fund.

        If Investor B shares are redeemed from the Fund and not exchanged into shares of an affiliated fund, a CDSC will be charged to the extent it would have been charged on a redemption of shares from the original affiliated fund.

        Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares are distributed by the Distributors.

        Under the exchange privilege, exchanges are made on the basis of the relative net asset values of the shares being exchanged. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the affiliated funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula an exchange of Investor A shares of the Fund for Investor A or Institutional shares of an affiliated fund generally will require the payment of a sales charge equal to the difference, if any, between the sales charge previously paid on the Institutional or Investor A shares originally exchanged for Investor A shares of the Fund and the sales charge that may be payable at the time of the exchange on the Institutional or Investor A shares of the affiliated fund to be acquired.

Exchange Program

        The Fund participates in an exchange program with certain non-money market open-end management investment companies that are (i) distributed by a selected securities dealer that is an affiliate of a Distributor, (ii) not affiliated funds, and (iii) not distributed by a Distributor (each referred to as a “Participating Fund”) (the “Exchange Program”). Exchanges may be made into Investor A or Investor B shares of the Fund at net asset value without the imposition of a front-end sales charge (“sales charge”) or CDSC. Shares of a Participating Fund that are subject to a sales charge will be exchanged for Investor A shares of the Fund without the imposition of a sales charge. The holder of Investor A shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund without incurring any sales charge or exchange into shares of another Participating Fund subject to a sales charge in the same fund complex as the original Participating Fund by remitting an amount equal to the difference, if any, between the sales charge previously paid on the shares of the original Participating Fund and the sales charge payable at the time of the exchange on the shares of the new Participating Fund.

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        Exchanges may be made into Investor B shares of the Fund at net asset value without the imposition of a sales charge. Shares of Participating Funds subject to a CDSC will be exchanged for Investor B shares of the Fund without the payment of a CDSC that might otherwise be due on redemption of the Participating Fund shares. The holder of such Investor B shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund or exchange into shares of another Participating Fund in the same fund complex as the original Participating Fund. Upon such exchange, the holder of the Investor B shares of the Fund will receive credit toward reduction of the CDSC that would have been due on the Participating Fund shares for the time period during which the Investor B shares of the Fund were held. This period of time will also count towards satisfaction of any conversion period applicable to the Participating Fund shares. If holders of the Investor B shares of the Fund redeem those shares instead of exchanging back into shares of the original Participating Fund or of another Participating Fund in the same fund complex, CDSC payments, if any, will be assessed based upon the combined holding period for the Participating Fund shares and the Fund shares.

        The Participating Funds may impose administrative and/or redemption fees on an exchange transaction with the Fund. There will be no sales charge on exchange transactions into the Fund. The Exchange Program may be modified or terminated at any time in accordance with the rules of the Commission.

        A Participating Fund may modify or terminate the terms of its involvement in the Exchange Program at any time in accordance with the rules of the Commission.

        Shares with a net asset value of at least $100 are required to qualify for the Exchange Program into the Fund and any shares utilized in an exchange must have been held by the shareholder for at least 15 days.

        Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the affiliated fund or participating Fund into which the exchange is to be made for information regarding the fund and for further details regarding such exchange.

        To effect an exchange, shareholders should contact their financial adviser, selected securities dealer or other financial intermediary, who will advise the Fund of the exchange, or write to the Transfer Agent requesting that the exchange be effected. Shareholders of Participating Funds and certain affiliated funds with shares for which certificates have not been issued may effect an exchange by wire through their securities dealers. The Exchange Program or the exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. There is currently no limitation on the number of times a shareholder may effect an exchange into the Fund either through the exchange privilege or the Exchange Program; however, the Fund reserves the right to limit the number of times an investor may effect an exchange. Certain Participating Funds and affiliated funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The Exchange Program and the exchange privilege are available only to U.S. shareholders in states where the exchange legally may be made.

        An exchange pursuant to the exchange privilege or pursuant to the Exchange Program is treated as a sale of the exchanged shares and a purchase of the new shares for Federal income tax purposes. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that he or she is not otherwise subject to backup withholding. See “Taxes.”

DETERMINATION OF NET ASSET VALUE

        The net asset value of the shares of the Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, on each business day during which the NYSE is open for business. Such determination is made as of the close of business on the NYSE (generally 4:00 p.m., Eastern time). As a result of this procedure, the net asset value is determined each business day except for days on which the NYSE is closed. The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The amortized cost method is used in calculating the Fund’s net asset value, which means that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.

        The money market securities in which the Fund invests are traded primarily in the OTC markets. Except as set forth below, these securities are valued at the most recent bid price or yield equivalent as obtained from dealers

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that make markets in such securities. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Securities are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase; and thereafter the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For purposes of valuation, the maturity of a variable rate security is deemed to be the next date on which the interest rate is to be adjusted.

        In accordance with the Commission rule applicable to the valuation of its portfolio securities, the Fund will maintain a dollar-weighted portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months). The Fund will invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00.

        Since the net income of the Fund (including realized gains and losses on the portfolio securities) is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund normally remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder’s investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the account and any decrease in the value of a shareholder’s investment may be reflected by a decrease in the number of shares in the account. See “Taxes.”

YIELD INFORMATION

        The Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net change in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. The annualized compounded yield will be somewhat higher than the yield because of the effect of assumed reinvestment. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

        The yield on the Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on the Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments. The yield excluding gains and losses on the Fund’s Investor A and Investor B shares for the period indicated, calculated in accordance with Commission regulations, is shown below.

Seven-Day Period Ended May 31, 2007
Investor A	Investor B
4.72%	3.85%

        On occasion, the Fund may compare its yield to (1) the Donoghue’s Domestic Prime Funds Average, an average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by Lipper, Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and

28

Fortune Magazine, or (4) the yield on an investment in 91-day Treasury bills on a rolling basis, assuming quarterly compounding. As with yield quotations, yield comparisons should not be considered indicative of the Fund’s yield or relative performance for any future period.

TAXES

        The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net realized capital gain which is distributed to shareholders. The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2011) and for the dividends-received deduction for corporate shareholders.

        The Trust may establish other series in addition to the Fund (together with the Fund, the “Series”). Each Series is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one Series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual Series. In the following discussion, the term “Fund” means each individual Series, as applicable.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

        Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Certain dividend income and long term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to January 1, 2011. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income”when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent the Fund’s distributions are derived from income on debt securities and short-term capital gain, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Fund generally will not be eligible for taxation at the reduced rate.

        Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gain to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any capital gain dividends.

        Dividends are taxable to shareholders even if they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

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        If the value of assets held by the Fund declines, the Trustees of the Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Dividends, including dividends reinvested in additional shares of the Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

        No gain or loss will be recognized by Investor B shareholders on the conversion of their Investor B shares into Investor A shares. A shareholder’s basis in the Investor A shares acquired upon conversion will be the same as the shareholder’s basis in the converted Investor B shares and, assuming the Investor B shares were a capital asset at the time of conversion, the holding period of the acquired Investor A shares will include the holding period for the converted Investor B shares.

        If a shareholder exercises an exchange privilege within 90 days of acquiring the shares of a fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

        A loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

        Interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

        Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the U.S. withholding tax. Dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, the Fund intends to make such designations. However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of the Fund’s distributions will be designated as short-term capital gains or interest income exempt from withholding in the hands of nonresident and foreign shareholders. This provision regarding interest-related dividends and short-term capital gain dividends generally would apply to distributions with respect to taxable years of the Fund beginning before January 1, 2008.

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        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and these Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Ordinary income dividends and capital gain dividends may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

        Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should also consider applicable foreign taxes in their evaluation of an investment in the Fund.

PORTFOLIO TRANSACTIONS

        The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Trustees and officers of the Trust, the Manager is primarily responsible for the Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk and skill in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commission trade execution costs, the Fund will not necessarily be paying the lowest spread or commission available. The Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

        Because of the affiliation of Merrill Lynch with the Manager, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

        The money market securities in which the Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures are usually traded OTC but may be traded on an exchange. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The money market securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Fund primarily will consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch Government Securities, Inc. (“GSI”) and Merrill Lynch Money Markets, Inc. (“MMI”), may not serve as the Fund’s dealer in connection with such transactions except pursuant to the exemptive order described below. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis.

        The Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

        The Commission has issued an exemptive order permitting the money market funds, advised by the Manager and its affiliates, including the Fund, to conduct principal transactions with GSI in U.S. Government securities and U.S. Government agency securities and with MMI, a subsidiary of GSI, in certificates of deposit and other short-term bank money instruments and commercial paper. This order contains a number of conditions, including conditions designed to ensure that the price to the Fund from Merrill Lynch, GSI or MMI is equal to or better than that available from other sources. GSI has informed the Fund that they will in no way, at any time, attempt to

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influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI or MMI to receive a dealer spread on any transaction with the Fund no greater than its customary dealer spread from transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved.

        The number and dollar value of transactions engaged in by the Fund pursuant to the outstanding exemptive order are as follows:

Fiscal Year Ended May 31,	Number	Dollar Value
2007	3	$2,289,965
2006	9	$8,835,265
2005	3	$2,995,787

        The Trustees of the Trust have considered the possibilities of recapturing for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including GSI, MMI and Merrill Lynch.

        For example, dealer spreads received by GSI or MMI on transactions conducted pursuant to the exemptive order described above could be offset against the management fee payable by the Fund to the Manager. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time. The Manager has arranged for the Fund’s custodian to receive any tender offer solicitation fees on behalf of the Fund payable with respect to portfolio securities of the Fund.

        The Fund does not expect to use one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

        The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Manager as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Manager or its affiliates. For the fiscal years ended May 31, 2007, 2006 and 2005, the lending agent received no securities lending agent fees from the Fund.

        The value of the Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended May 31, 2007 are as follows:

Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
UBS Finance (Delaware), LLC	D	$589

PROXY VOTING POLICIES AND PROCEDURES

        The Trust’s Board of Trustees has delegated to the Manager authority to vote all proxies relating to the Fund’s portfolio securities. The Manager has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Manager’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including the Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager’s interest and those of the Manager’s clients are properly addressed and resolved.

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        In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the “Committee”). The Committee, a subcommittee of the Manager’s Equity Investment Policy Oversight Committee (“EIPOC”), is comprised of a senior member of the Manager’s equity management group who is a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager’s Legal Department appointed by the Manager’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

        The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager’s clients, the Committee, in conjunction with the Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

        To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

        The Manager’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a fund.

        From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an “Affiliate”), or a money management or other client of the Manager including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a “Client”) is involved. The Proxy Voting Procedures and the Manager’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the

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guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients.

        In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager’s normal voting guidelines or, on matters where the Manager’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary, of the Committee concurs that the subcommittee’s determination is consistent with the Manager’s fiduciary duties.

        In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in the Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

        The Manager has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.
•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditor’s history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.
•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.
•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.
•	Routine proposals related to requests regarding the formalities of corporate meetings.

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•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.
•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

        Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (2) on the Commission’s web site www.sec.gov.

GENERAL INFORMATION

Description of Series and Shares

        The Trust was organized as a Massachusetts business trust by Declaration of Trust dated July 10, 1987. The Trust is a successor to a Massachusetts business trust of the same name organized May 28, 1981. Effective September 29, 2006, the Trust changed its name from Financial Institutions Series Trust to BlackRock Financial Institutions Series Trust and the Fund changed its name from Summit Cash Reserves Fund to BlackRock Summit Cash Reserves Fund. Effective September 29, 2006, the Fund redesignated its Class A and Class B shares to Investor A and Investor B shares, respectively. The Declaration of Trust provides that the Trust shall be comprised of separate Series (“Series”) each of which will consist of a separate portfolio that will issue a separate class of shares. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. At the date of this Statement of Additional Information, the Fund is the only existing Series of the Trust, and shares of the Fund are divided into Investor A and Investor B shares. Investor A and Investor B shares represent an interest in the same assets of the Fund and are identical in all respects, except that Investor B shares bear certain expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Trustees of the Trust may classify and reclassify shares of any Series into additional classes at a future date. All shares have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees and on other matters submitted to the vote of shareholders. Each issued and outstanding share is entitled to participate equally in dividends declared by the respective Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

        In the event a Series was unable to meet its obligations, the remaining Series would assume the unsatisfied obligations of that Series. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive, exchange or similar rights, and are freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except under certain limited circumstances set forth in the Declaration of Trust.

        A copy of the Trust’s Declaration of Trust, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and provides that the Trust’s name refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee,

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shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust but the “Trust Property” (as defined in the Declaration) only shall be liable.

Independent Registered Public Accounting Firm

        Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent registered public accounting firm of the Fund. The selection of the independent registered public accounting firm is subject to approval by the non-interested Trustees of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Accounting Services Provider

        State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services to the Fund.

Custodian

        The Bank of New York, 100 Church Street, New York, New York 10286 (the “Custodian”), acts as custodian of the Fund’s assets. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

        PFPC Inc., P.O. Box 9819, Providence, Rhode Island, 02940-8019, acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus.

Legal Counsel

        Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019-6018, is counsel for the Fund.

Reports to Shareholders

        The fiscal year of the Fund ends on May 31 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

        Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder’s related accounts the shareholder should notify in writing:

PFPC Inc. P.O. Box 9819 Providence, Rhode Island 02940-8019

        The written notification should include the shareholder’s name, address, tax identification number and brokerage and/or mutual fund account numbers. If you have any questions regarding this please call your financial adviser or other financial intermediary or call the Transfer Agent at 1-800-441-7762.

Shareholder Inquiries

        Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

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Additional Information

        The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

Security Ownership of Certain Beneficial Owners

        To the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of a class of the Fund’s shares as of September 7, 2007.

Name	Address	Percentage and Class
MERRILL LYNCH PIERCE FENNER**	4800 E Deerlake Dr 3rd Floor	95.30% of Investor A
ATTENTION STOCK POWERS	Jacksonville, FL 32246-6484
MERRILL LYNCH PIERCE FENNER**	4800 E Deerlake Dr 3rd Floor	90.72% of Investor B
ATTENTION STOCK POWERS	Jacksonville, FL 32246-6484

**	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

FINANCIAL STATEMENTS

        The Fund’s audited financial statements, including the report of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to its 2007 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

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APPENDIX A

DESCRIPTION OF DEBT RATINGS

Commercial Paper and Bank Money Instruments

        Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

        Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

        Fitch Ratings (“Fitch”) employs the rating F 1 to indicate issues regarded as having the strongest capacity for timely payment. The rating F 2 indicates a satisfactory capacity for timely payment. The rating F 3 indicates an adequate capacity for timely payment.

Corporate Bonds

        Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

        Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

        Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Ratings of Municipal Notes and Short-term Tax-Exempt Commercial Paper

        Commercial paper with the greatest capacity for timely payment is rated A by S&P’s. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the obligor’s capacity to meet its financial obligation is satisfactory. An S&P rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an “SP-1+” designation. SP-2, the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

        Moody’s employs the designations of Prime-1, Prime-2 and Prime-3 with respect to commercial paper to indicate the relative capacity of the rated issuers (or related supporting institutions) to repay punctually. Prime-l issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser

A-1

degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG1/VMIG1; MIG-1/VMIG-1 denotes “superior credit quality”, enjoying “highly reliable liquidity support’ or “demonstrated broad-based access to the market for refinancing”; MIG2/VMIG2 denotes “strong credit quality” with margins of protection that are ample although not so large as MIG1/VMIG1.

        Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

        Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An S&P municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors and insurers of lessees.

        Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

        Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate a strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operative performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

A-2

CODE #: SUMMITSAI 0907

PART C. OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number			Description
1	(a)	—	Declaration of Trust of Registrant, dated July 10, 1987.(a)
	(b)	—	Instrument establishing Summit Cash Reserves Fund (the “Fund”) as a series of the Registrant.(a)
	(c)	—	Certificate of Amendment to Declaration of Trust, and Establishment and Designation of Classes.(b)
	(d)	—	Certification of Amendment to Declaration of Trust dated April 29, 2002.(i)
	(e)	—	Form of Articles of Amendment changing name of the Fund to BlackRock Summit Cash Reserves Fund and the name of the Trust to BlackRock Financial Institutions Trust.(m)
	(f)	—	Form of Articles of Amendment Reclassifying Shares of Authorized Capital Stock.(m)
2		—	Amended and Restated By-Laws of the Registrant.(e)
3		—	Portions of the Declaration of Trust, Establishment and Designation and By-Laws of the Registrant defining the rights of holders of the Fund as a series of the Registrant.(c)
4	(a)	—	Form of Investment Management Agreement between Registrant and BlackRock Advisors, LLC.(m)
	(b)	—	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock Institutional Management Corporation.(m)
5	(a)	—	Form of Unified Distribution Agreement between the Registrant and FAM Distributors, Inc. (“FAMD”).(l)
	(b)	—	Form of Unified Distribution Agreement between the Registrant and BlackRock Distributors, Inc. (“BDI”).(k)
6		—	None.
7		—	Form of Custodian Agreement between Registrant and The Bank of New York, dated October 26, 2001.(f)
8	(a)	—	Form of Unified Transfer Agency Agreement between the Registrant and PFPC Inc.(n)
	(b)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(h)
	(c)	—	Form of Securities Lending Agency Agreement between the Registrant and QA Advisers LLC (now BlackRock Investment Management, LLC), dated August 10, 2001.(g)
9		—	Opinion of Brown & Wood LLP, counsel to the Registrant.(a)
10		—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.*
11		—	None.
12		—	Certificate of Fund Asset Management, L.P.(a)
13	(a)	—	Form of Exchange and Service Agreement relating to the Fund between FAMD and the Participating Underwriter.(b)
	(b)	—	Form of Investor B Shares Distribution Plan.(m)
14		—	Plan pursuant to Rule 18f-3.(k)
15		—	Code of Ethics.(d)
16		—	Power of Attorney.(j)

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________
*	Filed herewith.
(a)	Refiled on September 27, 1995 as an exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 2-78646) (the “Registration Statement”).
(b)	Filed on July 31, 1998 as an exhibit to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement.
(c)	Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant’s Declaration of Trust and to the Certificate of Amendment to the Declaration of Trust and Establishment and Designation of Classes, previously filed as Exhibit 1 to the Registration Statement; and to Articles I, V, and VI of the Registrant’s By-Laws, previously filed as Exhibit 2 to the Registration Statement.
(d)	Incorporated by reference to Exhibit (r) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-2 of BlackRock Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on November 13, 2006.
(e)	Filed on September 6, 2001 as an exhibit to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement.
(f)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.
(g)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.
(h)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(i)	Filed on August 23, 2002 as an exhibit to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement.
(j)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of BlackRock Focus Twenty Fund, Inc. (File No. 33-89775), filed on March 27, 2007.
(k)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on July 21, 2006.
(l)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on September 15, 2006.
(m)	Filed on September 21, 2006 as an Exhibit to Post-Effective Amendment No. 26 to the Registration Statement.
(n)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 2-74452), filed on April 23, 2007.

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Item 24. Persons Controlled by or Under Common Control with Registrant.

The Registrant does not control and is not under common control with any person.

Item 25. Indemnification.

Reference is made to Section 5.3 of the Registrant’s Declaration of Trust and Section 9 of the Distribution Agreements.

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

”The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matters as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustee to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustee may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the “Investment Company Act”) may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

C-3

In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Manager.

(a) BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 26 of officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b) BlackRock Institutional Management Corporation (“BIMC”) is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 26 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

C-4

Item 27. Principal Underwriters.

        (a) FAMD and BDI act as the principal underwriters for each of the following open-end registered investment companies including the Registrant: FDP Series, Inc., BlackRock Financial Institutions Series Trust, Managed Account Series, BlackRock International Value Fund, BlackRock Balanced Capital Fund, Inc., BlackRock Basic Value Fund, Inc., BlackRock Bond Fund, Inc., BlackRock California Municipal Series Trust, BlackRock Developing Capital Markets Fund, Inc., BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Focus Twenty Fund, Inc., BlackRock Focus Value Fund, Inc., BlackRock Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, BlackRock Global Allocation Fund, Inc., BlackRock Global Dynamic Equity Fund, BlackRock Global Financial Services Fund, Inc., BlackRock Global Growth Fund, Inc., BlackRock Global SmallCap Fund, Inc., BlackRock Technology Fund, Inc., BlackRock Healthcare Fund, Inc., BlackRock Index Funds, Inc., BlackRock International Fund of BlackRock Series, Inc., BlackRock Latin America Fund, Inc., BlackRock Large Cap Series Funds, Inc., BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Bond Fund, Inc., BlackRock Municipal Series Trust, BlackRock Natural Resources Trust, BlackRock Pacific Fund, Inc., BlackRock Principal Protected Trust, Merrill Lynch Ready Assets Trust, BlackRock Real Investment Fund, Merrill Lynch Retirement Series Trust, BlackRock Series Fund, Inc., BlackRock Value Opportunities Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, BlackRock Utilities and Telecommunications Fund, Inc., BlackRock Variable Series Funds, Inc., BlackRock World Income Fund, Inc. and BlackRock Mid Cap Value Opportunities Series, Inc. FAMD and BDI also act as the principal underwriters for the following closed-end registered investment companies: BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., Multi-Strategy Hedge Advantage and Multi-Strategy Hedge Opportunities LLC.

        BDI currently also acts as distributor for BlackRock Funds, BlackRock Liquidity Funds and BlackRock Bond Allocation Target Shares.

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081.
Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Robert Zakem	President	None
Mitchell Cox	Director	None
Brian Hull	Director	None
John Fosina	Chief Financial Officer and Treasurer	None
Martin Byrne	Director	None
Adam Lantz	Secretary	None
Andrea Borton	Compliance Director	None

The following is a list of directors and executive officers of BDI:

Name	Position(s) with Distributor
Steven Turowski	President; Chief Executive Officer
Michael Denofrio	Director
Nicholas Marsini

Director
Rita G. Adler	Chief Compliance Officer
John Munera	Anti-Money Laundering Officer
Jodi Jamison	Chief Legal Officer
Julie Bartos	Assistant Secretary; Assistant Clerk
Charlene Wilson	Treasurer; Chief Financial Officer; Financial & Operations Principal
Maria Schaffer	Assistant Treasurer; Controller
Bruno Di Stefano	Vice President
Susan K. Moscaritolo	Vice President, Secretary & Clerk
Jason Greim	Assistant Vice President
Carol Bommarito	Assistant Vice President
(c) Not applicable.

C-5

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

(a) Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

(b) BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 and FAM Distributors, Inc. 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (records relating to their functions as distributor).

(c) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

(d) BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as sub-adviser).

(e) PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

Item 29. Management Services.

Other than as set forth under the caption “Management of the Fund — BlackRock Advisors, LLC” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund —Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.
Item 30. Undertakings.

Not applicable.

C-6

SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 26th day of September, 2007.

BLACKROCK SUMMIT CASH RESERVES FUND OF BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST (Registrant)

By:	/s/ DONALD C. BURKE

Donald C. Burke, Vice President and Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

	Signature	Title	Date
	ROBERT C. DOLL, JR.*	President (Principal Executive Officer) and Trustee
(Robert C. Doll, Jr.)

	DONALD C. BURKE*	Vice President and Treasurer (Principal Financial and Accounting Officer)
(Donald C. Burke)

	JAMES H. BODURTHA*	Trustee
(James H. Bodurtha)

	KENNETH A. FROOT*	Trustee
(Kenneth A. Froot)

	JOE GRILLS*	Trustee
(Joe Grills)

	HERBERT I. LONDON*	Trustee
(Herbert I. London)

	ROBERTA COOPER RAMO*	Trustee
(Roberta Cooper Ramo)

	ROBERT S. SALOMON, JR.*	Trustee
(Robert S. Salomon, Jr.)

*By:	/s/ DONALD C. BURKE		September 26, 2007
(Donald C. Burke, Attorney-in-Fact)

C-7

EXHIBIT INDEX

Exhibit Number		Description
10	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.